EXHIBIT 99.1

                                HEALTHSTAR CORP.

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS


     The Unaudited Pro Forma Condensed Consolidated Statements of Operations set forth herein present the results of operations of HealthStar Corp., assuming that the sale of the assets of National Health Benefits & Casualty Corp.("NHBC"), occurred on April 1, 1998, for the operating statements for the year ended March 31, 1999 and the six months ended September 30, 1999. The
Unaudited Pro Forma Condensed Consolidated Balance Sheet set forth herein presents the financial position of the company assuming the sale occurred on September 30, 1999. Adjustments necessary to reflect these assumptions and to restate the historical consolidated balance sheet and results of operations are presented in the Pro Forma Adjustments column, which are further described in the Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

     The historical financial information for HealthStar Corp. is derived from the consolidated financial statements of HealthStar Corp. as of and for the year ended March 31, 1999, and the unaudited consolidated financial statements of HealthStar Corp. as of and for the six months ended September 30, 1999.

     The Unaudited Pro Forma Condensed Consolidated Financial Statements are based on certain assumptions and adjustments described in the related Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements and should be read in conjunction with the audited and unaudited historical financial statements and notes thereto.

                                HEALTHSTAR CORP.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1999


                                                                       PRO FORMA          PRO FORMA
                  ASSETS                                 ACTUAL       ADJUSTMENTS           TOTAL
                                                      ------------    ------------       ------------
Current assets:
     Cash and cash equivalents                        $    115,007    $     75,000 (1)   $    190,007
     Trade accounts receivable, net                      1,760,300        (251,970)(3)      1,508,330
     Other current assets                                  460,994         (10,839)(3)        450,155
                                                      ------------    ------------       ------------
         Total current assets                            2,336,301        (187,809)         2,148,492
     Property and equipment, net                         2,101,831         (38,585)(3)      2,063,246
     Goodwill, net                                       7,932,635              --          7,932,635
     Other assets, at cost                                 180,405         (15,657)(3)        164,748
                                                      ------------    ------------       ------------
         Total assets                                 $ 12,551,172        (242,051)      $ 12,309,121
                                                      ============    ============       ============
    LIABILITIES AND SHAREHOLDER'S EQUITY

Current liabilities:
     Accounts payable                                 $    634,726    $         --       $    634,726
     Accrued expenses                                      716,854         387,782 (2)      1,104,636
     Current portion of long-term debt                   3,175,000      (1,350,000)(1)      1,825,000
                                                      ------------    ------------       ------------
         Total current liabilities                       4,526,580        (962,218)         3,564,362
Shareholders' equity:
     Common stock, $.001 par value, 15,000,000
     shares authorized, 3,875,872 shares issued
     and outstanding                                         3,876              --              3,876
     Additional paid-in capital                          8,341,448              --          8,341,448
     Retained earnings (accumulated deficit)              (320,732)        720,167 (2)        399,435
                                                      ------------    ------------       ------------
         Total shareholders' equity                      8,024,592         720,167          8,744,759
                                                      ------------    ------------       ------------
         Total liabilities and shareholders' equity   $ 12,551,172    $   (242,051)      $ 12,309,121
                                                      ============    ============       ============

             See accompanying notes to unaudited pro forma condensed
                       consolidated financial statements.

                                HEALTHSTAR CORP.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                            YEAR ENDED MARCH 31, 1999

                                                                 Pro Forma          Pro Forma
                                                   Actual       Adjustments           Total
                                                ------------    ------------       ------------
Revenues:
     Capitated fees                             $  9,481,392    $   (152,372)(4)   $   9,329020
     Repricing fees                                6,893,519      (2,480,084)(4)      4,413,435
     Other fees                                      540,381         (21,414)(4)        518,967
                                                ------------    ------------       ------------
                                                  16,915,292      (2,653,870)        14,261,422
                                                ------------    ------------       ------------
Operating expenses:
     Cost of services                              2,434,238        (804,593)(4)      1,629,645
     Salaries and wages                            8,202,561        (782,762)(4)      7,419,799
     General and administrative                    4,877,761        (346,936)(4)      4,530,825
     Depreciation and amortization                 1,214,204         (51,333)(4)      1,162,851
                                                ------------    ------------       ------------
                                                  16,728,764      (1,985,644)        14,743,120
                                                ------------    ------------       ------------
Income (loss) from operations                        186,528        (668,226)          (481,698)
Non-operating income (expense)
     Interest expense                               (397,165)           (228)(4)       (397,393)
     Loss on sale of investment                      (59,626)             -- (4)        (59,626)
                                                ------------    ------------       ------------
Income (loss) before income taxes                   (270,263)       (668,454)          (938,717)
Income tax expense (benefit)                         (94,593)       (233,959)          (328,552)
                                                ------------    ------------       ------------
     Net earnings (loss)                        $   (175,670)   $   (434,495)      $   (610,165)
                                                ============    ============       ============
Earnings (loss) per share - basic and diluted   $      (0.05)                      $      (0.19)
                                                ============                       ============
Weighted average shares outstanding - basic
and diluted                                        3,216,676                          3,216,676
                                                ============                       ============

             See accompanying notes to unaudited pro forma condensed
                       consolidated financial statements.

                                HEALTHSTAR CORP.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999

                                                                Pro Forma        Pro Forma
                                                  Actual       Adjustments         Total
                                                -----------    -----------       -----------
Revenues:
     Capitated fees                             $ 4,166,790    $   (12,849)(4)   $ 4,153,941
     Repricing fees                               3,059,822     (1,292,604)(4)     1,767,218
     Other fees                                     124,075           (963)(4)       123,112
                                                -----------    -----------       -----------
                                                  7,350,687     (1,306,416)        6,044,271
                                                -----------    -----------       -----------
Operating expenses:
     Cost of services                               996,636       (416,735)(4)       579,901
     Salaries and wages                           3,776,948       (293,074)(4)     3,483,874
     General and administrative                   2,021,552       (160,867)(4)     1,860,685
     Depreciation and amortization                  640,866        (34,284)(4)       606,582
                                                -----------    -----------       -----------
                                                  7,436,002       (904,960)        6,531,042
                                                -----------    -----------       -----------
Income (loss) from operations                       (85,315)      (401,456)         (486,771)
Non-operating income (expense)
     Interest expense                              (141,290)          (252)(4)      (141,542)
     Gain on disposition of assets                  114,538       (114,538)(4)            --
     Other, net                                      54,948             --            54,948
     Asset impairment charge                        500,000             --           500,000
                                                -----------    -----------       -----------
Income (loss) before income taxes                  (557,119)      (516,246)       (1,073,365)
Income tax expense (benefit)                        (19,684)      (180,686)         (200,370)
                                                -----------    -----------       -----------
     Net earnings (loss)                        $  (537,435)   $  (335,560)      $  (872,995)
                                                ===========    ===========       ===========
Earnings (loss) per share - basic and diluted   $     (0.05)                     $     (0.23)
                                                ===========                      ===========
Weighted average shares outstanding - basic
and diluted                                       3,835,402                        3,835,402
                                                ===========                      ===========

             See accompanying notes to unaudited pro forma condensed
                       consolidated financial statements.

                                HEALTHSTAR CORP.

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS


     On December 30, 1999, HealthStar Corp. (the "Company") sold all of the assets of its wholly owned subsidiary National Health Benefits & Casualty Corp. ("NHBC") to Carlmont Capital Group, Inc., a privately held company based in Chula Vista, California. This sale was made pursuant to the terms of an Asset Purchase Agreement, dated December 28, 1999 by and among the Company, NHBC and Carlmont Capital Group, Inc.

     In this transaction, the Company sold all of the assets of NHBC and received as consideration $1,500,000 in cash at closing and an earnout agreement that may provide up to an additional $300,000 in cash, based on cash flows of NHBC over the next 18 months. The Company used $1,350,000 of the cash proceeds to pay down indebtedness owed to Harris Trust and Savings Bank, which has now been reduced to $1,325,000. In connection with the pay down, Harris Bank agreed to extend the maturity date of the Company's credit facility to February 29, 2000.

     All pro forma adjustments have been prepared assuming that the sale occurred on April 1, 1998 for the statements of operations and on September 30, 1999 for balance sheet purposes. Management has assigned no value to the earn-out provision.

     The unaudited pro forma condensed consolidated financial statements assume the following:

     Transaction Date                         April 1, 1998   September 30, 1999
                                               -----------       -----------
     Cash sales price                          $ 1,500,000       $ 1,500,000
     Earnout provision (no value assigned)              --                --
                                               -----------       -----------
              Total                            $ 1,500,000       $ 1,500,000
     Transaction and related costs                 (75,000)          (75,000)
     Total assets of NHBC                         (367,381)         (317,051)
                                               -----------       -----------
     Gain on sale                              $ 1,057,619       $ 1,107,949
                                               ===========
     Tax expense at 35%                                             (387,782)
                                                                 -----------
              Net gain                                           $   720,167
                                                                 ===========

     Tax rates have been applied at the Company's effective rate in the period presented. The gain on sale has not been presented for operating statement purposes because it is non-recurring.

The pro forma adjustments affecting the balance sheet are:

     (1)  To record cash received from sale:

          Cash received from sale of NHBC                           $ 1,500,000
          Transaction and related costs                                 (75,000)
          Payment on  Harris Bank Indebtedness                       (1,350,000)
                                                                    -----------
                                                                    $    75,000
                                                                    ===========
     (2)  To record the gain on sale.

     (3)  To record the disposition of the assets of NHBC.

The pro forma adjustments affecting the statements of operations are:

     (4)  To record the effect of eliminating the results of NHBC

                           COMPARATIVE PER SHARE DATA
                                   (Unaudited)

     The following table reflects the historical net income (loss) per share from the continuing operations after giving effect to the sale of NHBC. The information presented in this table should be read in conjunction with the pro forma financial data appearing elsewhere herein and the Company's consolidated financial statements included in the Company's annual report on Form 10-KSB for the year ended March 31, 1999.

                                              Year Ended       Six Months Ended
                                            March 31, 1999    September 30, 1999
                                            --------------    ------------------
Net (loss) per share                            $(0.05)            $(0.05)
Pro Forma (loss) per share                       (0.19)             (0.23)
Historical book value per share                                      0.02
Pro Forma book value per share                                       0.21

     Book value per share is computed at September 30, 1999 by measuring tangible book value (historical shareholders' equity of $8,024,592 less goodwill of $7,932,635 divided by 3,875,872 shares outstanding; and pro forma shareholders' equity of $8,744,759 less goodwill of $7,932,635 divided by 3,875,872 shares outstanding).